Exhibit 99.1

October 14th, 2009

NEWS RELEASE

NEVADA DELIVERS GOOD DRILL RESULTS:

0.065 OPT GOLD OVER 120 FT. INCLUDING 0.121 OPT GOLD OVER 35 FT.

Toronto, Ontario (October 14th, 2009) - US GOLD CORPORATION (NYSE.AMEX:UXG - TSX: UXG) is pleased to announce that drilling at its Gold Bar Project in Nevada’s prolific Cortez Trend continues to expand the known mineralization, encountering good grades and widths. Nine out of ten holes designed to follow-up on results released on September 9th hit economically significant mineralization. The objective of the drilling was to increase the size of the NI 43-101 compliant resource in three areas: 1) West Pick, 2) East Pick, and 3) North Ridge as illustrated in Figure 1. (See Table 1 for complete assay results. The true widths of the intercepts are unknown.)

WEST PICK

Drilling successfully extended the known mineralization by approximately 170 ft. (50 m) to the southwest of hole GB48, which returned a good result: 0.085 opt (2.9 gpt) gold over 150 ft (45.7 m). Results indicate the gold is localized in two low-angle zones of similar grade and thickness. Hole GB70 had the best intercept from the most recent set of results, returning: 0.065 opt (2.24 gpt) gold over 120 ft. (36.6 m). The mineralization remains open to further expansion and potential remains to join Gold Pick and Gold Ridge. Assays are pending for holes designed to extend the zone farther to the southwest (Figure 1). Highlights of drilling are as follows:

HOLE#	Gold	From	To	Length	Au	From	To	Length
	opt	ft	ft	ft	gpt	m	m	m

GB70	0.065	320	440	120	2.24	97.5	134.1	36.6
Including	0.121	325	360	35	4.15	99.1	109.8	10.7

GB71	0.057	390	400	10	1.96	118.9	121.9	3.0
Including	0.090	395	400	5	3.10	120.4	121.9	1.5

GB72	0.034	320	325	5	1.17	97.5	99.0	1.5
And	0.046	385	470	85	1.59	117.3	143.2	25.9
Including	0.090	420	445	25	3.07	128.0	135.6	7.6

GB89	0.027	25	45	20	0.92	7.6	13.7	6.1
And	0.018	115	135	20	0.62	35.1	41.2	6.1
And	0.074	210	265	55	2.53	64.0	80.8	16.8
Including	0.144	215	240	25	4.92	65.5	73.1	7.6

GB90	0.043	335	420	85	1.48	102.1	128.0	25.9
Including	0.108	345	360	15	3.70	105.2	109.8	4.6

(opt = Troy ounces per short ton, gpt = grams per metric tonne)

EAST PICK

Drilling intercepted 0.064 opt (2.18 gpt) gold over 65 ft (19.8 m) and 0.042 opt (1.45 gpt) gold over 95 ft (29 m) in two holes drilled as follow-up to GB68, which returned a good intercept of 0.070 opt (2.39 gpt) gold over 105 ft (32.0 m). Mineralization in this zone was expanded by 260 ft. (80 m) east from the stated NI 43-101 resource and remains open for further expansion. Drilling to further extend the mineralization is currently underway. Highlights are as follows:

HOLE#	Gold	From	To	Length	Au	From	To	Length
	opt	ft	ft	ft	gpt	m	m	m

GB84	0.042	495	590	95	1.45	150.9	179.9	29.0
Including	0.123	505	520	15	4.22	153.9	158.5	4.6

GB85	0.064	460	525	65	2.18	140.2	160.0	19.8
Including	0.110	505	520	15	3.77	153.9	158.5	4.6

NORTH RIDGE

Two holes were completed at North Ridge where the mineralization was interpreted to be open for expansion. Drilling in this area encountered 0.055 opt (1.87gpt) gold over 60 ft. (18.3 m), which extended the mineralized zone 65 ft. (20 m) to the east. Further opportunities to extend the zone in this area are being evaluated. Highlights are as follows:

HOLE#	Gold	From	To	Length	Au	From	To	Length
	opt	ft	ft	ft	gpt	m	m	m

GB86	0.028	80	130	50	0.97	24.4	39.6	15.2
And	0.055	155	215	60	1.87	47.2	65.5	18.3
Including	0.095	190	205	15	3.27	57.9	62.5	4.6
And	0.016	235	260	25	0.54	71.6	79.2	7.6

GB88	0.052	165	185	20	1.78	50.3	56.4	6.1
And	0.026	250	295	45	0.90	76.2	89.9	13.7

Drilling at the Gold Bar Project is ongoing, with two drill rigs currently operating on the property.

EL GALLO (MEXICO) EXPLORATION UPDATE

Drilling at the El Gallo Silver Project in Sinaloa, Mexico, is scheduled to resume during the third week of October 2009. Drilling was suspended in order to permit a larger area around the initial discovery and to accommodate for Mexico’s rainy season. US Gold will resume exploration with four core drills in an effort to complete the maximum amount of drilling possible before the end of the first quarter 2010 when an initial resource estimate is scheduled to be published. Surface prospecting over the past month has identified numerous areas of high-grade silver and gold values up to 0.6 miles (1.0 km) north and south of the current area of drilling. These newly discovered areas away from the main zone demonstrate there is considerable potential to expand the size of this discovery.

ABOUT US GOLD

US Gold Corporation is a Colorado incorporated gold and silver exploration company with a strong treasury, no debt and significant land holdings in Nevada next to Barrick Gold’s multi-million ounce Cortez project, along with a high-grade silver/gold discovery in northwestern Mexico. US Gold’s shares trade on the NYSE Amex and Toronto Stock Exchanges under the symbol UXG.

QUALIFIED PERSON

This news release has been prepared, reviewed and approved by Steve Brown, US Gold’s Chief Geologist and full-time employee of the company, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of mineral exploration undertaken by the company at its Nevada exploration properties.

All assays are uncut, with analysis conducted by ALS Chemex utilizing a 30 gram fire assay charge with an AA finish. Drilling was performed with a standard reverse circulation (RC) rig, and samples are 5 feet in length. Quality assurance/quality control is assured by inserting standards and blanks every 40th sample and check assays sent to a second lab every 20th sample.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

U.S. investors should be aware that the issuer has no “reserves” as defined by Guide 7 and are cautioned not to assume that any part or all of the potential target mineral resources will ever be confirmed or converted into Guide 7 compliant “reserves.”

This press release also contains information about adjacent properties on which we have no right to explore or mine.  We advise U.S. investors that the SEC’s mining guidelines strictly prohibit information of this type in documents filed with the SEC.  U.S. investors are cautioned that mineral deposits on adjacent properties are not indicative of mineral deposits on our properties.

For further information contact:

Stefan M. Spears Vice President, Projects Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 99 George Street, 3rd Floor Toronto, ON M5A 2N4 E-mail: info@usgold.com

# Gold Bar Project Drill Hole Locations - Plan (Aerial) View

Figure 1

October 14, 2009

GB86
GB88
NORTH RIDGE
GB87
GB90
GB70
GB71
GB72
GB89
GB48
GB91
GB92
GB93
GB94
WEST PICK
(Expanded View)
Gold Ridge
WEST PICK
Gold Pick
GB68
GB84
GB85
EAST PICK
Cortez Trend, Nevada.
US Gold Mineral Property Outline
TONKIN
GOLD BAR Area Shown
Miles
KM
Legend
April 2009 Resource Outline
Oct 14, 2009 RC Hole Location
Assays Pending RC Hole
Sep 09, 2009 RC Hole Location
GB70 = Drill Hole #
0
500
1,000
Feet
N
0
150
300
Meters

*Hole GB73-83 was drilled at RCN 2,200 ft (670m) to northeast.

US★GOLD

Table 1 - All Significant Assays (20' > 0.01 opt gold)

October 14, 2009

Hole Number	Au (opt)	From: ft	Length: ft	Au (gpt)	From: m	Length: m	Azimuth (degrees)	Dip (degrees)
GB70	0.065	320	120	2.24	97.5	36.6	147	-65
Including	0.121	325	35	4.15	99.1	10.7		
GB71	0.057	390	10	1.96	118.9	3.0	147	-45
Including	0.090	395	5	3.10	120.4	1.5		
GB72	0.034	320	5	1.17	97.5	1.5	0	-90
And	0.046	385	85	1.59	117.3	25.9		
Including	0.090	420	25	3.07	128.0	7.6		
GB73-83	No intercepts of 20' >0.01 opt gold							
GB84	0.042	495	95	1.45	150.9	29.0	270	-75
Including	0.123	505	15	4.22	153.9	4.6		
GB85	0.064	460	65	2.18	140.2	19.8	270	-60
Including	0.110	505	15	3.77	153.9	4.6		
GB86	0.028	80	50	0.97	24.4	15.2	0	-90
And	0.055	155	60	1.87	47.2	18.3		
Including	0.095	190	15	3.27	57.9	4.6		
And	0.016	235	25	0.54	71.6	7.6		
GB87	0.017	650	20	0.58	198.1	6.1	147	-70
GB88	0.052	165	20	1.78	50.3	6.1	0	-90
And	0.026	250	45	0.90	76.2	13.7		
GB89	0.027	25	20	0.92	7.6	6.1	147	-80
And	0.018	115	20	0.62	35.1	6.1		
And	0.074	210	55	2.53	64.0	16.8		
Including	0.144	215	25	4.92	65.5	7.6		
GB90	0.043	335	85	1.48	102.1	25.9	147	-75
Including	0.108	345	15	3.70	105.2	4.6		

Numbers may not add due to rounding.

opt = Troy ounces per short ton, gpt = grams per metric tonne, ft = feet, m = meters